                                                                   Exhibit 10.20

                          HOLMES FINANCING (NO. 6) PLC
             (A wholly owned subsidiary of Holmes Holdings Limited)


                               REPORT AND ACCOUNTS

                      FOR THE PERIOD ENDED 31 DECEMBER 2002

                             Registered No. 4359738

HOLMES FINANCING (NO. 6) PLC
(A wholly owned subsidiary of Holmes Holdings Limited)

Report of the Directors

The Directors submit their report together with the accounts for the period from incorporation on 24 January 2002 to 31 December 2002.

1. Principal activity and review of the year

The principal activity of the Company is to issue asset backed notes and enter into all financial arrangements in that connection. No future changes in activity are envisaged.

The Company was registered as Indigovenus PLC in England and Wales on 24 January 2002 as a public limited company, with an authorised share capital of (Pounds)50,000 comprising 50,000 ordinary shares of (Pound)1 each. The Company changed its name on 11 March 2002 to Holmes Financing (No.6) PLC.

The Company commenced trading on 7 November 2002 when it issued notes to the value of (Pounds)3,999,221,000, and made loans to Holmes Funding Limited for the same amount, in order to enable Holmes Funding Limited to purchase an interest in the assets of Holmes Trustees Limited, which assets comprise mortgage loans secured on residential property in England and Wales. Both Holmes Funding Limited and Holmes Trustees Limited are group undertakings.

2. Results and Dividend

The results for the period are set out on page 4. There was no profit during the period. The Directors do not recommend the payment of a dividend.

3. Financial Instruments

The Company's financial instruments, other than derivatives, comprise loans to group undertakings, borrowings, cash and liquid resources, and various items, such as debtors and creditors that arise directly from its operations. The main purpose of these financial instruments is to raise finance for the Company's operations.

The Company also enters into derivatives transactions (principally cross currency swaps). The purpose of such transactions is to manage the currency risks arising from the Company's operations and its sources of finance.

It is, and has been throughout the year under review, the Company's policy that no trading in financial instruments shall be undertaken.

The main risk arising from the Company's financial instruments is currency risk. The Board reviews and agrees policies for managing this risk and they are summarised below.

Currency risk

The Company has debt securities in issue denominated in US Dollars, Swiss Francs and Euros. The Company's policy is to eliminate all exposures arising from movements in exchange rates by the use of cross currency swaps to hedge payments of interest and principal on the securities. All other assets, liabilities and transactions are denominated in Sterling.

HOLMES FINANCING (NO. 6) PLC
(A wholly owned subsidiary of Holmes Holdings Limited)

4. Directors and their interests

The Directors who served throughout the period, except as noted below were:

M McDermott               (appointed 21 February 2002)
M A Parsons               (appointed 21 February 2002, resigned 6 August 2002)
R Wise                    (appointed 6 August 2002, resigned 23 May 2003)
D Green                   (appointed 23 May 2003)
SPV Management Limited    (appointed 21 February 2002)

At the period end, Holmes Holdings Limited and M. McDermott held one share in the Company. SPV Management Ltd and M. McDermott held one share in the holding company, Holmes Holdings Limited, at the period end. The other share in Holmes Holdings Limited was held by SPV Management Limited. None of the other Directors had a beneficial interest in the shares of the Company, or of the holding company, Holmes Holdings Limited, at the period end.

5. Directors' Responsibility in respect of the Preparation of Accounts

The Directors are required by United Kingdom company law to prepare accounts for each financial period that give a true and fair view of the state of affairs of the Company as at the end of the financial period, and of the profit or loss for that period.

The Directors confirm that suitable accounting policies have been used and applied consistently and reasonable and prudent judgements and estimates have been made in the preparation of the accounts for the period ended 31 December 2002. The Directors also confirm that applicable accounting standards have been followed and that the statements have been prepared on the going concern basis.

The Directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the Company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for the Company's system of internal control, for safeguarding the assets of the Company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

6. Auditors

During the period the Directors re-appointed Deloitte & Touche as auditors of the Company.

By order of the Board


/s/ Natalie Weedon

For and behalf of
Abbey National Secretariat Services Limited, Secretary


24 June 2003.


Registered Office:
Abbey National House
2 Triton Square
Regent's Place
London
NW1 3AN

HOLMES FINANCING (NO. 6) PLC
(A wholly owned subsidiary of Holmes Holdings Limited)

INDEPENDENT AUDITORS' REPORT TO THE MEMBERS OF HOLMES FINANCING (NO. 6) PLC

We have audited the financial statements of Holmes Financing (No. 6) plc for the period from the date of incorporation on 24 January 2002 until 31 December 2002 which comprise the profit and loss account, the balance sheet, the statement of accounting policies and the related notes 1 to 17. These financial statements have been prepared under the accounting policies set out therein.

Respective responsibilities of directors and auditors

As described in the statement of directors' responsibilities, the company's directors are responsible for the preparation of the financial statements in accordance with applicable United Kingdom law and accounting standards. Our responsibility is to audit the financial statements in accordance with relevant United Kingdom legal and regulatory requirements and auditing standards, and the Listing Rules of the Financial Services Authority.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report if, in our opinion, the directors' report is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors' remuneration and transactions with the company is not disclosed.

We read the directors' report for the above year and consider the implications for our report if we become aware of any apparent misstatements.

Basis of audit opinion

We conducted our audit in accordance with United Kingdom auditing standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion, we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 31 December 2002 and of its result for the period from 24 January 2002 to 31 December 2002, and have been properly prepared in accordance with the Companies Act 1985.





Deloitte & Touche
Chartered Accountants and Registered Auditors
London, England

25 June 2003.

HOLMES FINANCING (NO. 6) PLC
(A wholly owned subsidiary of Holmes Holdings Limited)

Profit and Loss Account
For the period from 24 January 2002 to 31 December 2002

                                                              2002
                                             Note      (PoundS)'000
                                                       ------------

Interest receivable                            2            24,200
Interest payable                               3           (24,200)
                                                   ----------------

Net interest income                                              -

Other operating income                                           -
Administrative expenses                                          -

                                                   ----------------
OPERATING PROFIT ON ORDINARY ACTIVITIES
BEFORE TAXATION                                4                 -

Tax on profit on ordinary activities           5                 -

                                                   ----------------
PROFIT ON ORDINARY ACTIVITIES AFTER
TAXATION AND RETAINED FOR THE PERIOD          14                 -
                                                   ================

There are no recognised gains or losses in the period other than the profit for the period and therefore no statement of total recognised gains and losses is required.

There is no difference between the profit on ordinary activities before taxation and the retained profit for the period stated above and their historical cost equivalents.

All transactions are derived from continuing operations within the United
Kingdom.

HOLMES FINANCING (NO.6) PLC
(A wholly owned subsidiary of Holmes Holdings Limited)

Balance Sheet
As at 31 December 2002

                                                                                       2002
                                                                    Note       (Pounds)'000
                                                                                -----------
   FIXED ASSETS
   Loans to group undertaking                                         6           3,999,221

   CURRENT ASSETS
   Debtors                                                            7              24,280
   Cash at bank and in hand                                           8              30,215
                                                                            ---------------
                                                                                     54,495

   CREDITORS - amounts falling due within one year                    9          (1,015,737)

                                                                            ---------------
   NET CURRENT LIABILITIES                                                         (961,242)
                                                                            ---------------

   TOTAL ASSETS LESS CURRENT LIABILITIES                                          3,037,979

   CREDITORS - amounts falling due after more than one year

                                                                     10          (3,037,929)

                                                                            ---------------
   NET ASSETS                                                                            50
                                                                            ===============

   CAPITAL AND RESERVES

   Called-up share capital                                           13                  50
   Profit and loss account                                                                -

                                                                            ---------------
   EQUITY SHAREHOLDERS' FUNDS                                        14                  50
                                                                            ===============

The financial statements on page 4 to 12 were approved by the Board of Directors on 23 June 2003.

Signed on behalf of the Board of Directors

/s/ Martin McDermott
--------------------

Director.

HOLMES FINANCING (NO.6) PLC
(A wholly owned subsidiary of Holmes Holdings Limited)

Notes to the Accounts for the period from 24 January 2002 to 31 December 2002

1.   Accounting Policies

     Basis of Accounting
     The financial statements are prepared under the historical cost convention and in accordance with applicable United Kingdom law and accounting standards. The particular accounting policies adopted are described below.

(1)  Interest receivable is calculated on an accruals basis.
(2) Loans to group undertakings held as fixed assets are stated at cost less provisions for any impairments.
(3) Transactions are undertaken in derivative financial instruments, "derivatives", which include cross currency swaps. Derivatives are entered into for the purpose of eliminating risk from potential movements in foreign exchange rates inherent in the Company's non-trading assets and liabilities. Non-trading assets and liabilities are those intended for use on a continuing basis in the activities of the Company. A derivative is designated as non-trading where there is an offset between the effects of potential movements in market rates of the derivative and the designated asset or liability being hedged. Non-trading derivatives are reviewed regularly for their effectiveness as hedges. Non-trading derivatives are accounted for on an accruals basis, consistent with the asset or liability being hedged. Income and expense on non-trading derivatives are recognised as they accrue over the life of the instruments as an adjustment to interest receivable or payable. Swap counterparties are subject to a cash collateralisation agreement whereby dependent on the credit rating of the counterparty an amount is paid by the counterparty to the Company. This amount is included in cash at bank and in hand, and within creditors as it is repayable when the swap agreements mature, or the credit rating of the counterparty improves. At the period end, the amount of collateral held was (Pounds)30,202,000.
(4) Interest receivable and payable arising in foreign currencies is translated at the average rates of exchange over the accounting year unless it is hedged in which case the relevant hedge rate is applied. Assets and liabilities denominated in foreign currencies are translated into sterling at the contracted hedge rate.
(5) The Company is a wholly owned subsidiary of Holmes Holdings Limited, a Company incorporated in Great Britain. Accordingly the Company is not required to produce a cash flow statement as prescribed in paragraph 5 (a) of FRS 1 (revised 1996), "Cash flow statements".
(6) Comparative figures have not been prepared as this is the first financial period since incorpration for which accounts have been prepared.

2.   Interest Receivable

     Interest receivable derives from loans made to group undertakings (see note
     6).

3.   Interest Payable

     Interest is payable on debt securities in issue (see note 11).

HOLMES FINANCING (NO.6) PLC
(A wholly owned subsidiary of Holmes Holdings Limited)

Notes to the Accounts for the period from 24 January 2002 to 31 December 2002 (continued)

4.   Operating Profit on Ordinary Activities before Taxation

     The Company has no employees. No emoluments were paid to the Directors by the Company during the current period. All administrative expenses are paid for, and borne, by Holmes Funding Limited, a fellow subsidiary undertaking. Because of this, no expenses are shown in the Company.

5. Tax on Profit on Ordinary Activities

                                                                            2002
                                                                    (Pounds)'000

      UK corporation tax at 19%                                                -
                                                                   =============

6. Loans to group undertaking

                                                                            2002
                                                                    (Pounds)'000

      Repayable:

      Within one year or less                                            961,292
      In more than five years                                          3,037,929
                                                                   -------------
                                                                       3,999,221
                                                                   =============

      The loans are all denominated in Sterling and are at variable rates of interest, based on LIBOR for three-month sterling deposits.

7. Debtors

                                                                            2002
                                                                    (Pounds)'000

      Amounts due from group undertaking                                      43
      Called up share capital not paid - due from parent
      undertaking
                                                                              37

      Accrued interest receivable on loans to group undertaking           24,200
                                                                   -------------
                                                                          24,280
                                                                   =============

8. Cash at Bank and in Hand

     The Company holds deposits at banks which pay interest based on LIBOR. Additionally, at 31 December 2002 an amount of (Pounds)30,202,000 was held which relates to cash received under cash collateralisation agreements with swap counterparties as detailed in note 1. This amount is on deposit at Federal Funds Effective rate, to match the interest payable to the swap counterparty.

HOLMES FINANCING (NO.6) PLC
(A wholly owned subsidiary of Holmes Holdings Limited)

Notes to the Accounts for the period from 24 January 2002 to 31 December 2002 (continued)


9. Creditors : amounts falling due within one year

                                                                           2002
                                                                        (Pounds)'000
     Corporation tax                                                               -
     Debt securities in issue (note 12)                                      961,292
     Other creditors                                                              43
     Amounts due in respect of collateralised cash received                   30,202
     Accrued interest payable                                                 24,200
                                                                        ------------
                                                                           1,015,737
                                                                        ============


10. Creditors : amounts falling due after more than one year

                                                                           2002
                                                                        (Pounds)'000
     Debt securities in issue (note 12)                                    3,037,929
                                                                        ============



11. Debt Securities in Issue

                                                                            2002
                                                                        (Pounds)'000
     Series 1 Class A Floating Rate Notes 2003                               961,292
     Series 1 Class B Floating Rate Notes 2040                                32,043
     Series 1 Class C Floating Rate Notes 2040                                55,114
     Series 2 Class A Floating Rate Notes 2008                               801,077
     Series 2 Class B Floating Rate Notes 2040                                26,916
     Series 2 Class C Floating Rate Notes 2040                                45,501
     Series 3 Class A Floating Rate Notes 2009                               633,500
     Series 3 Class B Floating Rate Notes 2040                                21,539
     Series 3 Class C Floating Rate Notes 2040                                36,110
     Series 4 Class A1 Floating Rate Notes 2009                              641,026
     Series 4 Class A2 Floating Rate Notes 2009                              129,230
     Series 4 Class B Floating Rate Notes 2040                                25,642
     Series 4 Class C Floating Rate Notes 2040                                44,231
     Series 5 Class A Floating Rate Notes 2040                               500,000
     Series 5 Class B Floating Rate Notes 2040                                17,000
     Series 5 Class C Floating Rate Notes 2040                                29,000
                                                                       -------------
                                                                           3,999,221
                                                                        ============

     The notes are denominated in the following currencies:

                                                                            2002
                                                                        (Pounds)'000

     Sterling                                                                546,000
     US Dollars                                                            2,632,842
     Euro                                                                    691,149
     Swiss Francs                                                            129,230
                                                                       -------------
                                                                           3,999,221
                                                                        ============

     Foreign currency notes are converted at the swap rate.

HOLMES FINANCING (NO.6) PLC
(A wholly owned subsidiary of Holmes Holdings Limited)

Notes to the Accounts for the period from 24 January 2002 to 31 December 2002 (continued)

11.  Debt Securities in Issue (continued)

     Payments in respect of the Class B and C Notes will only be made if, and to the extent that, there are sufficient funds after paying or providing for certain liabilities, including liabilities in respect of the Class A Notes. The Class B Notes rank after the Class A Notes in point of security but before the Class C Notes.

     Interest is payable on the notes at variable rates based on the one-month US Dollar LIBOR, three-month Sterling and US Dollar LIBOR and three-month EURIBOR, except for the Series 4 Class A2 notes, on which interest is paid at a fixed rate until October 2007, after which it is paid at variable rates based on the three-month CHF LIBOR.

     The Company's obligations to noteholders, and to other secured creditors, are secured under a deed of charge which grants security over all of its assets in favour of the security trustee. The principal assets of the Company are loans made to Holmes Funding Limited, a group company, whose obligations in respect of these loans, are secured under a deed of charge which grants security over all of its assets, primarily comprising shares in a portfolio of residential mortgage loans, in favour of the security trustee. The security trustee holds this security for the benefit of all secured creditors of Holmes Funding Limited, including the Company.

     The estimated fair values of the notes, based on the mid-market price on 31 December, are as follows:

                                                                    2002
                                                                 (Pounds)'000

     Series 1 Class A Floating Rate Notes 2003                      930,233
     Series 1 Class B Floating Rate Notes 2040                       31,008
     Series 1 Class C Floating Rate Notes 2040                       53,333
     Series 2 Class A Floating Rate Notes 2008                      775,659
     Series 2 Class B Floating Rate Notes 2040                       26,047
     Series 2 Class C Floating Rate Notes 2040                       43,987
     Series 3 Class A Floating Rate Notes 2009                      651,159
     Series 3 Class B Floating Rate Notes 2040                       22,120
     Series 3 Class C Floating Rate Notes 2040                       37,083
     Series 4 Class A1 Floating Rate Notes 2009                     620,713
     Series 4 Class A2 Floating Rate Notes 2009                     137,739
     Series 4 Class B Floating Rate Notes 2040                       24,806
     Series 4 Class C Floating Rate Notes 2040                       42,684
     Series 5 Class A Floating Rate Notes 2040                      500,400
     Series 5 Class B Floating Rate Notes 2040                       17,000
     Series 5 Class C Floating Rate Notes 2040                       29,000
                                                                 ----------
                                                                  3,942,971
                                                                 ==========

HOLMES FINANCING (NO. 6)PLC
(A wholly owned subsidiary of Holmes Holdings Limited)


Notes to the Accounts for the period from 24 January 2002 to 31 December 2002 (continued)

12.  Financial Instruments

     The Company's policies as regards derivatives and financial instruments are set out in the Report of the Directors on page 1 and the accounting policies on page 6. The Company does not trade in financial instruments. The following disclosures are made in respect of financial instruments. Short term debtors and creditors are included in all of the following disclosures.

12 (a) Maturity profile of financial liabilities

                                                                  Debt
                                                               securities             Other          Total
                                                                in issue        liabilities    liabilities
     2002                                                     (Pounds)'000     (Pounds)'000    (Pounds)'000
     Within one year or less or on demand                          961,292           54,445       1,015,737
     More than one year but not more than two years                      -                -               -
     More than two years but not more than five years                    -                -               -
     More than five years                                        3,037,929                -       3,037,929
                                                          ----------------      -----------    ------------
                                                                 3,999,221           54,445       4,053,666
                                                          ================      ===========    ============

     There are no material undrawn committed borrowing facilities.

12 (b) Interest rate profile of financial assets and liabilities

     After taking into account the cross currency swaps entered into by the Company, the interest rate profile of the Company's financial assets and liabilities was:

                                                                                                  Weighted
                                                                                                   average
                                                                                      Non-            year
                                                                  Floating         interest          until
      2002                                  Total                     rate          bearing      maturity*
                                      (Pounds)'000             (Pounds)'000     (Pounds)'000         Years
      Assets:
      Sterling                           4,053,716                4,029,436           24,280           0.1
                                  ================         ================      ===========    ==========

      Liabilities:
      Sterling                           4,053,666                4,029,423           24,243           0.1
                                  ================         ================      ===========    ==========

     * for non-interest bearing assets/liabilities only.

     Benchmark rates for determining interest payments for the floating rate assets and liabilities are given in the note to the accounts relevant to the financial instrument type.

HOLMES FINANCING (NO. 6)PLC
(A wholly owned subsidiary of Holmes Holdings Limited)


Notes to the Accounts for the period from 24 January 2002 to 31 December 2002 (continued)

12 (c) Fair values of financial assets and liabilities

     The fair value of debt securities in issue is disclosed in note 11 to the accounts. Fair value disclosures are not provided for loans to group undertakings as there is no liquid and active market for such instruments. The estimated fair values of other assets and liabilities on the balance sheet are not materially different from their carrying amounts.

     The estimated fair value of the cross currency swaps entered into by the Company as at 31 December 2002 was a liability of (Pounds)69,168,238. The cross currency swaps mature between October 2003 and July 2040. The fair value of the instruments will largely be recognised after the end of the next financial year.

12 (d) Currency profile

     Taking into account the effect of derivative instruments, the Company did not have a material financial exposure to foreign exchange gains or losses on monetary assets and monetary liabilities denominated in foreign currencies at 31 December 2002.

13.  Share Capital

                                                                   2002
                                                               (Pounds)'000

      Authorised:
      100,000 Ordinary shares of(Pounds)1 each                          100
                                                              =============

      Allotted and called up:
      50,000 Ordinary shares of(Pounds)1 each                            50
                                                              =============

     49,998 ordinary shares are partly paid to 25 pence. 2 subscriber shares are fully paid.


14.  Reconciliation of Movements in Shareholders' Funds

                                                                   2002
                                                               (Pounds)'000

       Retained profit for the period                                     -
       Ordinary share capital issued                                     50
       Opening shareholders' funds                                        -
                                                              -------------
       Closing shareholders' funds                                       50
                                                              =============

HOLMES FINANCING (NO. 6)PLC
(A wholly owned subsidiary of Holmes Holdings Limited)


Notes to the Accounts for the period from 24 January 2002 to 31 December 2002 (continued)


15.  Capital Commitments and Contingent Liabilities

     There were no outstanding capital commitments or contingent liabilities at 31 December 2002.

16.  Related Party Transactions

     The Company has taken advantage of the exemption covered by paragraph 3 (c) of FRS 8, "Related party disclosures", not to disclose transactions with entities that are part of the Holmes Group.

     The group remunerates SPV Management Limited for administration services provided to Holmes Financing (No. 6) plc. The total amount paid relating to the Company in the period ended 31 December 2002, by the group, was (Pounds)6,000.

17.  Parent and Controlling Party

     The immediate parent of the Company is Holmes Holdings Limited, a company registered in England and Wales, which prepares the only accounts into which the Company is consolidated. SPV Management Limited, a company registered in England and Wales, holds all of the beneficial interest in the issued shares of Holmes Holdings Limited on a discretionary trust for persons employed as nurses in the United Kingdom and for charitable purposes.

     The administration, operations, accounting and financial reporting functions of the Company are performed by Abbey National plc, which is incorporated in Great Britain.